Summary of Significant Accounting Policies: Recognition of Insurance Revenue and Related Benefits (Policies)	12 Months Ended
Dec. 31, 2014
Policies
Recognition of Insurance Revenue and Related Benefits

Recognition of Insurance Revenue and Related Benefits

Term-life and whole-life insurance premiums are recognized as premium income when due. Policy benefits for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Amounts collected on policies not subject to significant mortality or longevity risk, such as the Company’s single premium deferred annuity contracts, are considered investment contracts and are recorded as increases in policyholder account balances.  Revenues from investment contracts principally consist of net investment income and contract charges such as expense and surrender charges.  Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.  Because the Company has entered into an agreement with CMFG Life to cede 100% of this business, these revenues and expenses are ceded and do not impact the statement of operations and comprehensive income (loss). See Note 7, Reinsurance for additional information on this agreement.